Exhibit 99.3

OPTRONICS DIVISION

UNAUDITED INTERIM FINANCIAL STATEMENTS

As of June 30, 2003 and December 31, 2002

and for the six month periods ended June 30, 2003 and 2002

OPTRONICS DIVISION, A DIVISION OF ALCATEL

UNAUDITED COMBINED INCOME STATEMENTS

	Six Months Ended
	June 30,

	2003	2002

	(In millions
	of euros)
Net sales	€15.0	€60.5
Cost of sales	(39.3)	(111.2)

Gross loss	(24.3)	(50.7)
Administrative and selling expenses	6.3	18.3
Research and development expenses	10.9	24.6

Loss from operations	(41.5)	(93.6)
Financial loss	(6.4)	(4.9)
Restructuring costs	(44.8)	(62.0)
Other expense	(14.0)	(8.0)

Loss before taxes and amortization of goodwill	(106.7)	(168.5)
Income tax	0.7	0.1
Amortization of goodwill	—	(56.3)

Net loss	€(106.0)	€(224.7)

The accompanying notes are an integral part of these unaudited combined financial statements.

OPTRONICS DIVISION, A DIVISION OF ALCATEL

UNAUDITED COMBINED BALANCE SHEETS

ASSETS

	At	At
	June 30,	December 31,
	2003	2002

	(In millions of euros)
Other intangible assets, net	€0.9	€1.6
Intangible assets, net	0.9	1.6
Property, plant and equipment	257.7	306.8
Less accumulated depreciation	(206.1)	(219.2)
Property, plant and equipment, net	51.6	87.6
Other investments	7.7	0.9
TOTAL FIXED ASSETS	60.2	90.1
Inventories and work-in-progress, net	10.3	16.4
Trade receivables and related accounts, net	7.6	8.0
Other accounts receivable	10.7	23.2

Accounts receivable, net	18.3	31.2
Cash Pooling — Alcatel current account (maturity less than three months)	5.7	18.5
Cash	2.3	1.9
Cash and cash equivalents	8.0	20.4

TOTAL CURRENT ASSETS	36.6	68.0

TOTAL ASSETS	€96.8	€158.1

LIABILITIES AND NET WORTH OF THE OPTRONICS DIVISION

	At	At
	June 30,	December 31,
	2003	2002

	After Appropriation
	(In millions of euros)
Funds allocated by Alcatel	€353.0	€369.1
Accumulated net losses	(669.1)	(563.1)
Cumulative translation adjustment	6.9	2.8

TOTAL NET WORTH OF THE OPTRONICS DIVISION	(309.2)	(191.2)
Accrued pension and retirement obligations	1.5	2.4
Other reserves	60.6	23.5

TOTAL RESERVES FOR LIABILITIES AND CHARGES	62.1	25.9
Cash pooling — Alcatel current account	305.5	254.6
Other borrowings	7.3	24.6
TOTAL FINANCIAL DEBT	312.8	279.2
Advances from customers	0.1	0.1
Trade payables and related accounts	18.4	28.1
Other payables	12.6	16.0

TOTAL OTHER LIABILITIES	31.1	44.2

TOTAL LIABILITIES AND NET WORTH OF THE OPTRONICS DIVISION	€96.8	€158.1

The accompanying notes are an integral part of these unaudited combined financial statements.

OPTRONICS DIVISION, A DIVISION OF ALCATEL

UNAUDITED COMBINED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,

	2003	2002

	(In millions of
	euros)
Cash flows from operating activities
Net loss	(106.0)	(224.7)
Adjustments to reconcile income to net cash provided by operating activities:
Depreciation and amortization, net	19.8	131.4
Changes in reserves for pension obligations, net	(0.9)	—
Changes in other reserves, net	25.6	(42.7)
Net (gain) loss on disposal of non-current assets	(0.6)	9.3

Net cash used by operating activities before change in working capital	(62.1)	(126.7)
Net change in current assets and liabilities:
Decrease in accounts receivable	12.4	122.7
Decrease in inventories	17.9	68.7
Decrease in accounts payable and accrued expenses	(11.5)	(56.6)

Net cash provided (used) by operating activities	(43.3)	8.1
Cash flows from investing activities
Proceeds from disposal of fixed assets	0.3	0.9
Capital expenditures	(0.1)	(15.6)
Cash expenditure for the acquisition of consolidated companies, net of cash acquired, and for acquisition of unconsolidated companies	(2.9)	(0.1)
Cash proceeds from sales of previously consolidated companies, net of cash sold	—	1.8
Increase in loans	(4.0)	—

Net cash used by investing activities	(6.7)	(13.0)

Net cash flows after investing activities	(50.0)	(4.9)
Cash flows from financing activities
Increase in short-term debt	54.5	12.9
Decrease in long-term debt	—	(17.6)
Principal payment under capital lease obligation	(1.5)	(1.9)
Transfer from (to) owners	(15.3)	3.4
Dividends paid by Alcatel Optronics	—	(2.9)

Net cash provided (used) by financing activities	37.7	(6.1)
Net effect of exchange rate changes	(0.1)	(1.2)
Net decrease in cash and cash equivalents	(12.4)	(12.2)
Cash and cash equivalents at beginning of year	20.4	20.9
Cash and cash equivalents at end of period	€8.0	€8.7

The accompanying notes are an integral part of these unaudited combined financial statements.

OPTRONICS DIVISION, A DIVISION OF ALCATEL

UNAUDITED COMBINED STATEMENT OF CHANGES IN NET WORTH OF

THE OPTRONICS DIVISION

	Funds	Accumulated	Cumulative	Total Net
	Allocated by	Net	Translation	Worth of the
	Alcatel	Profits/Losses	Adjustment	Division

	(In millions of euros)
Balance at December 31, 2001	€366.6	€(144.3)	€5.4	€227.7
Net income (loss)	—	(418.8)	—	(418.8)
Funds allocated by Alcatel	2.5	—	—	2.5
Translation adjustment of the year	—	—	(2.6)	(2.6)

Balance at December 31, 2002	369.1	(563.1)	2.8	(191.2)
Net income (loss)	—	(106.0)	—	(106.0)
Funds allocated by Alcatel	(16.1)	—	—	(16.1)
Translation adjustment of the year	—	—	4.1	4.1

Balance at June 30, 2003	€353.0	€(669.1)	€6.9	€(309.2)

The accompanying notes are an integral part of these unaudited combined financial statements.

OPTRONICS DIVISION, A DIVISION OF ALCATEL

NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS

Note 1 — Basis of presentation and summary of accounting policies

1.1 — Basis of presentation

      As authorized by the shareholders of Alcatel, the board of directors of Alcatel issued 16,500,000 Alcatel Class O shares on October 20, 2000. The dividends paid to these Alcatel Class O shares are based on the separate performance of the Optronics division of Alcatel.

      The accompanying combined financial statements include the amounts of the following subsidiaries of Alcatel engaged in the Optronics business (together “the Optronics division”):

•	Alcatel Optronics France S.A., a French incorporated company and wholly-owned subsidiary of Alcatel (“Alcatel Optronics France”);

•	Alcatel Optronics UK (ex Kymata), a UK company and wholly-owned subsidiary of Alcatel Optronics France, which was acquired on September 21, 2001 and its wholly-owned subsidiary Alcatel Optronics Netherlands until June 28, 2002, date of the sale of this subsidiary to its management.

•	Alcatel Optronics Canada (ex Innovative Fibers), a Canadian company and wholly-owned subsidiary of Alcatel Optronics France acquired on August 1, 2000. Since the shutdown of Gatineau’s facility on December 13, 2002, Alcatel Optronics Canada has no operational activity and should be liquidated by the end of 2003.

•	Alcatel Optronics USA Inc., a U.S. incorporated company, wholly-owned subsidiary of Alcatel and formed on June 30, 2000. Since the sale of most of Alcatel Optronics USA Inc.’s assets to Sanmina Texas LP on November 22, 2002, the company has no operational activity. As a result, the company is no longer combined within the Optronics division and its net assets have been returned to Alcatel as of January 1, 2003.

1.2 — Summary of accounting policies

      The combined financial statements of the Optronics division are presented in accordance with French generally accepted accounting principles. Since January 1, 1999, Alcatel and the Optronics division comply with the “New principles and methodology relative to consolidated financial statements” Regulation 99-02 approved by decree dated June 22, 1999 of the “Comité de Réglementation Comptable”. Since January 1, 2002 Alcatel and the Optronics division have complied with the Regulation No. 00-06 (regulation on liabilities) approved by the “Comité de Réglementation Comptable”. Such change did not have any effect on the 2002 financial statements of the Optronics division.

      The combined financial statements of the Optronics division comply with the essential accounting principles described hereafter.

      All significant transactions and balances within the Optronics division are eliminated.

Note 2 — Information by geographical area and concentration

      The Optronics division operates in a single reportable segment made up of different product lines. Geographical information is given below.

OPTRONICS DIVISION, A DIVISION OF ALCATEL

NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS — (Continued)

						United
		United		Rest of	Total	States of
	France	Kingdom	Italy	Europe	Europe	America	Canada	Asia	Total

	(In millions of euros)
Six Months Ended June 30, 2003
Net sales
By entity location	14.8	0.2	—	—	15.0	—	—	—	15.0
By geographical market	0.7	0.2	7.7	0.8	9.4	1.7	—	3.9	15.0
Six Months Ended June 30, 2002
Net sales
By entity location	31.4	3.3	—	—	34.7	23.8	2.0	—	60.5
By geographical market	3.2	6.6	18.8	2.0	30.6	25.4	0.6	3.9	60.5

Note 3 — Subsequent events

      At the Alcatel annual shareholders meeting on April 17, 2003, the shareholders approved the conversion of the Alcatel Optronics division tracking stock into Alcatel ordinary shares on a one-for-one basis. This implies several significant changes: the end of Optronics division separate financial reporting and, effective April 22, 2003, the first day of trading on the Paris stock exchange following the shareholders’ meeting, the suspension of the Alcatel O share quotation. From April 23, 2003, there is a single Alcatel share quotation without distinction of class, instead of the former Alcatel A and O shares.